Lehman Brothers
                                                                                                                                                          8/30/2006 3:20:32 PM
                                                                                                                                                     mwolfowi:LXS0613_G1_FINAL
                                                                                                                  PRICE-YIELD REPORT
                                                                                                               Settlement Date: 08/31/06
                                                                                                            Discount Margin Table - Bond A4

                                                                                             -----------------------------------------------------------
                                                                                              BOND SUMMARY - BOND A4
                                                                                             -----------------------------------------------------------
                                                                                             INITIAL COUPON5.520        TYPE:           Fltr
                                                                                             ORIG BAL:     290519000
                                                                                                                      FORMULA:          (LIB_1M)+19.0bp
                                                                                              FACTOR:      1.0000000  CAP/FLOOR/MARGIN: 100.00/0.19/0.19
                                                                                              FACTOR DATE: 08/25/06    NEXT PMT:        09/25/06
                                                                                               DELAY:      0           CUSIP:
                                                                                             -----------------------------------------------------------

                                                      ---------------------------------------------------------------------------------------------------------------------------------------
                                                                         15 CPR           20 CPR           25 CPR        30 CPR           35 CPR           40 CPR            45 CPR

                                                      ---------------------------------------------------------------------------------------------------------------------------------------
                                                         PRICE        DM   DURATION    DM   DURATION   DM    DURATION    DM   DURATION    DM   DURATION     DM   DURATION    DM    DURATION
                                                      ---------------------------------------------------------------------------------------------------------------------------------------
                                                        99-29+        21     4.211     22     3.330    23     2.713      24     2.255     24    1.900       25     1.614     26     1.378
                                                         99-30        21               22              22                23               23                24               25
                                                        99-30+        21               21              22                22               23                23               24
                                                         99-31        20               21              21                22               22                22               23
                                                        99-31+        20               20              21                21               21                21               21
                                                        100-00        20     4.214     20     3.332    20     2.716      20     2.257     20    1.902       20     1.616     20     1.379
                                                        100-00+       19               19              19                19               19                19               19
                                                        100-01        19               19              19                19               19                18               18
                                                        100-01+       19               19              18                18               18                17               17
                                                        100-02        18               18              18                17               17                17               16
                                                        100-02+       18     4.218     18     3.335    17     2.718      17     2.259     16    1.903       16     1.617     15     1.380

                                                      AVERAGE LIFE   5.53             4.14             3.24             2.62             2.16              1.80             1.52
                                                       FIRST PAY        09/25/06         09/25/06         09/25/06      09/25/06         09/25/06         09/25/06          09/25/06
                                                       LAST PAY         05/25/33         04/25/29         03/25/25      01/25/22         07/25/19         08/25/17          01/25/16

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      TSY BM    3-mo     6-mo     2-yr     3-yr    5-yr     10-yr    30-yr    LIB BM     1-mo      2-mo   3-mo       6-mo    1-yr      2-yr   3-yr     4-yr     5-yr      7-yr     8-yr     9-yr     10-yr    12-yr    15-yr    20-yr     25-yr    30-yr
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       YIELD  5.0920   5.1788   4.8966   4.8408   4.8117   4.8670   4.9991     YIELD   5.3250    5.3600   5.3925   5.4500   5.4895   5.3316   5.2783   5.2812  5.2992   5.3388    5.3560  5.3739    5.3945   5.4320   5.4750   5.5105    5.5210   5.5191
      COUPON                    5.0000   4.8750   4.8750   4.8750   4.5000
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer
Documentation), for free by searching the SEC online database (EDGAR) at
www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset
Backed Fixed Income Syndicate or by calling 212 526 7000.

Lehman Brothers
                                                                                                                                                                     8/30/2006 3:28:59 PM
                                                                                                                                                     mwolfowi:LXS0613_G1_FINAL
                                                                                                                 PRICE-YIELD REPORT
                                                                                                             Settlement Date: 08/31/06
                                                                                                          Discount Margin Table - Bond A1

                                                                                             -----------------------------------------------------------
                                                                                              BOND SUMMARY - BOND A1
                                                                                             -----------------------------------------------------------
                                                                                             INITIAL COUPON5.420        TYPE:           Fltr
                                                                                             ORIG BAL:     217954000
                                                                                                                      FORMULA:          (LIB_1M)+9.0bp
                                                                                              FACTOR:      1.0000000  CAP/FLOOR/MARGIN: 100.00/0.09/0.09
                                                                                              FACTOR DATE: 08/25/06    NEXT PMT:        09/25/06
                                                                                               DELAY:      0           CUSIP:
                                                                                             -----------------------------------------------------------

                                                      ---------------------------------------------------------------------------------------------------------------------------------------
                                                                         15 CPR           20 CPR           25 CPR        30 CPR           35 CPR           40 CPR            45 CPR

                                                      ---------------------------------------------------------------------------------------------------------------------------------------
                                                         PRICE        DM   DURATION    DM   DURATION   DM    DURATION    DM   DURATION    DM   DURATION     DM   DURATION    DM    DURATION
                                                      ---------------------------------------------------------------------------------------------------------------------------------------
                                                        99-29+        14     1.585     15     1.184    17     0.935      19     0.765     21    0.641       23     0.547     25     0.473
                                                         99-30        13               14              15                17               18                20               22
                                                        99-30+        12               13              14                15               16                17               19
                                                         99-31        11               12              12                13               14                15               15
                                                        99-31+        10               10              11                11               11                12               12
                                                        100-00        9      1.586      9     1.185     9     0.936       9     0.766      9    0.642              0.548   9        0.474
                                                        100-00+       8                 8               7                 7                7                               6
                                                        100-01        7                 6               6                 5                4                               2
                                                        100-01+       6                 5               4                 3                2                                 -1
                                                        100-02        5                 4               2                 1               -1                -2               -4
                                                        100-02+       4      1.587      3     1.186     1     0.936      -1     0.766     -3    0.642       -5     0.548     -7     0.474

                                                      AVERAGE LIFE   1.71             1.26             0.98             0.80             0.67              0.57             0.49
                                                       FIRST PAY        09/25/06         09/25/06         09/25/06      09/25/06         09/25/06         09/25/06          09/25/06
                                                       LAST PAY         06/25/10         05/25/09         10/25/08      05/25/08         02/25/08         11/25/07          09/25/07

                                                                                             -----------------------------------------------------------
                                                                                              BOND SUMMARY - BOND A4
                                                                                             -----------------------------------------------------------
                                                                                             INITIAL COUPON5.520        TYPE:           Fltr
                                                                                             ORIG BAL:     290519000
                                                                                                                      FORMULA:          (LIB_1M)+19.0bp
                                                                                              FACTOR:      1.0000000  CAP/FLOOR/MARGIN: 100.00/0.19/0.19
                                                                                              FACTOR DATE: 08/25/06    NEXT PMT:        09/25/06
                                                                                               DELAY:      0           CUSIP:
                                                                                             -----------------------------------------------------------

                                                      ---------------------------------------------------------------------------------------------------------------------------------------
                                                                         15 CPR           20 CPR           25 CPR        30 CPR           35 CPR           40 CPR            45 CPR

                                                      ---------------------------------------------------------------------------------------------------------------------------------------
                                                         PRICE        DM   DURATION    DM   DURATION   DM    DURATION    DM   DURATION    DM   DURATION     DM   DURATION    DM    DURATION
                                                      ---------------------------------------------------------------------------------------------------------------------------------------
                                                        99-29+        21     4.058     21     3.172    22     2.565      23     2.115     23    1.774       24     1.501     25     1.281
                                                         99-30        20               21              21                22               22                23               24
                                                        99-30+        20               20              21                21               22                22               23
                                                         99-31        20               20              20                20               21                21               21
                                                        99-31+        19               19              20                20               20                20               20
                                                        100-00        19     4.061     19     3.174    19     2.566      19     2.117     19    1.775       19     1.502     19     1.282
                                                        100-00+       19               19              18                18               18                18               18
                                                        100-01        18               18              18                18               17                17               17
                                                        100-01+       18               18              17                17               16                16               15
                                                        100-02        17               17              17                16               16                15               14
                                                        100-02+       17     4.064     17     3.176    16     2.568      15     2.119     15    1.777       14     1.503     13     1.283

                                                      AVERAGE LIFE   5.14             3.81             2.97             2.39             1.97              1.64             1.38
                                                       FIRST PAY        09/25/06         09/25/06         09/25/06      09/25/06         09/25/06         09/25/06          09/25/06
                                                       LAST PAY         03/25/20         11/25/16         09/25/14      02/25/13         01/25/12         03/25/11          08/25/10

                                                                                             -----------------------------------------------------------
                                                                                              BOND SUMMARY - BOND A5
                                                                                             -----------------------------------------------------------
                                                                                             INITIAL COUPON5.600        TYPE:           Fltr
                                                                                             ORIG BAL:     80961000
                                                                                                                      FORMULA:          (LIB_1M)+27.0bp
                                                                                              FACTOR:      1.0000000  CAP/FLOOR/MARGIN: 100.00/0.27/0.27
                                                                                              FACTOR DATE: 08/25/06    NEXT PMT:        09/25/06
                                                                                               DELAY:      0           CUSIP:
                                                                                             -----------------------------------------------------------

                                                      ---------------------------------------------------------------------------------------------------------------------------------------
                                                                         15 CPR           20 CPR           25 CPR        30 CPR           35 CPR           40 CPR            45 CPR

                                                      ---------------------------------------------------------------------------------------------------------------------------------------
                                                         PRICE        DM   DURATION    DM   DURATION   DM    DURATION    DM   DURATION    DM   DURATION     DM   DURATION    DM    DURATION
                                                      ---------------------------------------------------------------------------------------------------------------------------------------
                                                        99-29+        29     4.044     29     3.163    30     2.559      31     2.111     31    1.771       32     1.499     33     1.280
                                                         99-30        28               29              29                30               30                31               32
                                                        99-30+        28               28              29                29               30                30               31
                                                         99-31        28               28              28                28               29                29               29
                                                        99-31+        27               27              28                28               28                28               28
                                                        100-00        27     4.047     27     3.165    27     2.561      27     2.113     27    1.772       27     1.500     27     1.281
                                                        100-00+       27               27              26                26               26                26               26
                                                        100-01        26               26              26                26               25                25               25
                                                        100-01+       26               26              25                25               24                24               23
                                                        100-02        25               25              25                24               24                23               22
                                                        100-02+       25     4.050     25     3.168    24     2.563      23     2.114     23    1.774       22     1.501     21     1.282

                                                      AVERAGE LIFE   5.14             3.81             2.97             2.39             1.97              1.64             1.38
                                                       FIRST PAY        09/25/06         09/25/06         09/25/06      09/25/06         09/25/06         09/25/06          09/25/06
                                                       LAST PAY         03/25/20         11/25/16         09/25/14      02/25/13         01/25/12         03/25/11          08/25/10

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      TSY BM    3-mo     6-mo     2-yr     3-yr    5-yr     10-yr    30-yr    LIB BM     1-mo    2-mo     3-mo     6-mo    1-yr      2-yr     3-yr     4-yr       5-yr      7-yr      8-yr      9-yr     10-yr    12-yr    15-yr    20-yr     25-yr    30-yr
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       YIELD  5.0920   5.1788   4.8966   4.8408   4.8117   4.8670   4.9991     YIELD   5.3250  5.3600   5.3925   5.4500   5.4895   5.3316     5.2783   5.2812    5.2992   5.3388     5.3560   5.3739    5.3945   5.4320   5.4750   5.5105    5.5210   5.5191
      COUPON                    5.0000   4.8750   4.8750   4.8750   4.5000
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer
Documentation), for free by searching the SEC online database (EDGAR) at
www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset
Backed Fixed Income Syndicate or by calling 212 526 7000.

Lehman Brothers
                                                                                                                                                                     8/30/2006 3:25:24 PM
                                                                                                                                                     mwolfowi:LXS0613_G1_FINAL
                                                                                                                 PRICE-YIELD REPORT
                                                                                                              Settlement Date: 08/31/06
                                                                                                            Discount Margin Table - Bond A2

                                                                                             -----------------------------------------------------------
                                                                                              BOND SUMMARY - BOND A2
                                                                                             -----------------------------------------------------------
                                                                                             INITIAL COUPON5.500        TYPE:           Fltr
                                                                                             ORIG BAL:     168620000
                                                                                                                      FORMULA:          (LIB_1M)+17.0bp
                                                                                              FACTOR:      1.0000000  CAP/FLOOR/MARGIN: 100.00/0.17/0.17
                                                                                              FACTOR DATE: 08/25/06    NEXT PMT:        09/25/06
                                                                                               DELAY:      0           CUSIP:
                                                                                             -----------------------------------------------------------

                                     -------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                       10 CPR            15 CPR           20 CPR           25 CPR        30 CPR           35 CPR           40 CPR            45 CPR            50 CPR

                                     -------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                       PRICE        DM    DURATION    DM   DURATION    DM   DURATION   DM    DURATION    DM   DURATION    DM   DURATION     DM   DURATION    DM    DURATION   DM    DURATION
                                     -------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                       99-29+       18     7.656      18     5.658     19     4.386    19     3.522      20     2.886     20    2.393       21     1.994     22     1.685     22     1.468
                                       99-30        18                18               18              19                19               20                20               21               21
                                       99-30+       18                18               18              18                19               19                19               20               20
                                       99-31        17                18               18              18                18               18                19               19               19
                                       99-31+       17                17               17              17                18               18                18               18               18
                                       100-00       17     7.658      17     5.659     17     4.387    17     3.523      17     2.887     17    2.393       17     1.994     17     1.686     17     1.468
                                      100-00+       17                17               17              17                16               16                16               16               16
                                       100-01       17                16               16              16                16               16                15               15               15
                                      100-01+       16                16               16              16                15               15                15               14               14
                                       100-02       16                16               16              15                15               14                14               13               13
                                      100-02+       16     7.660      16     5.660     15     4.389    15     3.524      14     2.888     14    2.394       13     1.995     12     1.686     12     1.469

                                     AVERAGE LIFE  10.42             7.05             5.18             4.03             3.22             2.63              2.16             1.80             1.56
                                     FIRST PAY        05/25/12          06/25/10         05/25/09         10/25/08      05/25/08         02/25/08         11/25/07          09/25/07          07/25/07
                                      LAST PAY        10/25/23          10/25/18         10/25/15         10/25/13      05/25/12         06/25/11         09/25/10          07/25/09          02/25/09

                                                                                             -----------------------------------------------------------
                                                                                              BOND SUMMARY - BOND A3
                                                                                             -----------------------------------------------------------
                                                                                             INITIAL COUPON5.620        TYPE:           Fltr
                                                                                             ORIG BAL:     51552000
                                                                                                                      FORMULA:          (LIB_1M)+29.0bp
                                                                                              FACTOR:      1.0000000  CAP/FLOOR/MARGIN: 100.00/0.29/0.29
                                                                                              FACTOR DATE: 08/25/06    NEXT PMT:        09/25/06
                                                                                               DELAY:      0           CUSIP:
                                                                                             -----------------------------------------------------------

                                     -------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                       10 CPR            15 CPR           20 CPR           25 CPR        30 CPR           35 CPR           40 CPR            45 CPR            50 CPR

                                     -------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                       PRICE        DM    DURATION    DM   DURATION    DM   DURATION   DM    DURATION    DM   DURATION    DM   DURATION     DM   DURATION    DM    DURATION   DM    DURATION
                                     -------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                       99-29+       30    11.366      30     9.260     30     7.590    30     6.314      30     5.299     31    4.538       31     3.921     31     3.377     32     2.758
                                       99-30        30                30               30              30                30               30                31               31               31
                                       99-30+       29                29               30              30                30               30                30               30               31
                                       99-31        29                29               29              29                30               30                30               30               30
                                       99-31+       29                29               29              29                29               29                29               29               30
                                       100-00       29    11.369      29     9.262     29     7.592    29     6.315      29     5.300     29    4.538       29     3.922     29     3.378     29     2.759
                                      100-00+       29                29               29              29                29               29                29               29               28
                                       100-01       29                29               29              29                28               28                28               28               28
                                      100-01+       29                29               28              28                28               28                28               28               27
                                       100-02       28                28               28              28                28               28                27               27               27
                                      100-02+       28    11.372      28     9.264     28     7.593    28     6.316      28     5.301     27    4.539       27     3.922     27     3.379     26     2.759

                                     AVERAGE LIFE  18.70            13.40             10.10            7.95             6.40             5.33              4.50             3.81             3.05
                                     FIRST PAY        10/25/23          10/25/18         10/25/15         10/25/13      05/25/12         06/25/11         09/25/10          07/25/09          02/25/09
                                      LAST PAY        07/25/25          03/25/20         11/25/16         09/25/14      02/25/13         01/25/12         03/25/11          08/25/10          01/25/10

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      TSY BM      3-mo     6-mo     2-yr     3-yr     5-yr    10-yr    30-yr    LIB BM     1-mo      2-mo     3-mo     6-mo    1-yr      2-yr     3-yr     4-yr     5-yr      7-yr     8-yr     9-yr      10-yr    12-yr     15-yr    20-yr    25-yr    30-yr
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       YIELD    5.0920   5.1788   4.8966   4.8408   4.8117   4.8670   4.9991     YIELD   5.3250    5.3600   5.3925   5.4500   5.4895   5.3316   5.2783   5.2812   5.2992    5.3388   5.3560   5.3739     5.3945    5.4320   5.4750   5.5105   5.5210   5.5191
      COUPON                      5.0000   4.8750   4.8750   4.8750   4.5000
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer
Documentation), for free by searching the SEC online database (EDGAR) at
www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset
Backed Fixed Income Syndicate or by calling 212 526 7000.